UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

UNIVEST CORPORATION OF PENNSYLVANIA
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 721-2400

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 13, 2008 Univest Corporation of Pennsylvania (NASDAQ: UVSP), parent company of Univest National Bank and Trust Co. of Souderton Pa., issued a press release today announcing its position on the three options presented to financial institutions as a result of the Emergency Economic Stabilization Act of 2008 and the related programs established by the United States Government to bolster liquidity and restore confidence in the banking system. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.           Description of Document
99.1                        Press release issued by Univest Corporation of Pennsylvania on November 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By: /s/ Jeffrey M. Schweitzer
Name: Jeffrey M. Schweitzer
Title: Executive Vice President and
          Chief Financial Officer

November 13, 2008

EXHIBIT INDEX

Exhibit No.           Description of Document
99.1                        Press release issued by Univest Corporation of Pennsylvania on November 13, 2008.